UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 8, 2011

HARLEYSVILLE GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14697	51-0241172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Maple Avenue, Harleysville, Pennsylvania	19438
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 256-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

As previously disclosed in a Current Report on Form 8-K filed by Harleysville Group Inc. (the “Company”) on September 30, 2011, the Company and Harleysville Mutual Insurance Company, the owner of 53.5% of the Company’s issued and outstanding common stock (“Harleysville Mutual”), entered into an Agreement and Plan of Merger, dated September 28, 2011 (the “Merger Agreement”), with Nationwide Mutual Insurance Company (“Nationwide Mutual”) and its wholly owned subsidiary, Nationals Sub, Inc. (“Merger Sub”).  Pursuant to the Merger Agreement, upon receipt of all required approvals and consents, and satisfaction of all closing conditions, Harleysville Mutual will merge with and into Nationwide Mutual, and Merger Sub will merge with and into the Company.

On December 8, 2011, an article titled “Preparations Continue for Proposed Harleysville, Nationwide Merger,” featuring an interview with Michael Browne, the President and Chief Executive Officer of the Company, and Kim Austen, the President and Chief Operating Officer of Nationwide Mutual’s independent agent subsidiary, Allied Insurance, appeared in Independent Agent Magazine. A copy of the article is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between Harleysville and Nationwide.  In connection with the proposed transactions, a proxy statement of the Company and other materials will be filed with the SEC.  WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTIONS.  Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company on the SEC’s website at http://www.sec.gov.  Free copies of the Company’s SEC filings are also available from Harleysville Group Inc., 355 Maple Avenue, Harleysville, PA 19438-2297, Attention: Mark R. Cummins, Executive Vice President, Chief Investment Officer & Treasurer.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, employees and Harleysville Mutual Insurance Company may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transactions.  Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2011 annual meeting filed with the SEC on March 23, 2011.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description

99.1	Article Titled “Preparations Continue for Proposed Harleysville, Nationwide Merger,” first appearing in Independent Agent Magazine on December 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE GROUP INC.

Date: December 9, 2011	By:	/s/ Robert Kauffman
Robert Kauffman
Senior Vice President, Secretary, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Article Titled “Preparations Continue for Proposed Harleysville, Nationwide Merger,” first appearing in Independent Agent Magazine on December 8, 2011.